March 31, 2025 FB Financial Corporation’s Merger with Southern States Bancshares, Inc.

2 IMPORTANT INFORMATION FOR SHAREHOLDERS AND INVESTORS This communication does not constitute an offer to buy or sell, or the solicitation of an offer to buy or sell, any securities or a solicitation of any vote or approval. In connection with the Merger, FB Financial will file with the SEC a Registration Statement on Form S-4 to register the shares of FB Financial capital stock to be issued in connection with the Merger. The Registration Statement will include a joint proxy statement of FB Financial and Southern States that also constitutes a prospectus of FB Financial. The definitive joint proxy statement/prospectus will be sent to the shareholders of each of FB Financial and Southern States seeking their approval of the Merger and other related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING FB FINANCIAL, SOUTHERN STATES, THE MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by FB Financial or Southern States through the website maintained by the SEC at https://www.sec.gov or from FB Financial at its website, https://investors.firstbankonline.com, or from Southern States at its website, https://ir.southernstatesbank.net. Documents filed with the SEC by FB Financial will be available free of charge by accessing the “SEC Filings” tab of FB Financial’s website at https://investors.firstbankonline.com, or alternatively by directing a request by mail to FB Financial’s Corporate Secretary, 1221 Broadway, Suite 1300, Nashville, Tennessee 37203, and documents filed with the SEC by Southern States will be available free of charge by accessing Southern States’ website at https://ir.southernstatesbank.net under the “SEC Filings” tab or, alternatively, by directing a request by mail to Southern States’ Corporate Secretary, 615 Quintard Ave., Anniston, Alabama, 36201. PARTICIPANTS IN THE SOLICITATION FB Financial, Southern States, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from FB Financial and Southern States shareholders in connection with the proposed merger under the rules of the SEC. Information about the interests of the directors and executive officers of FB Financial and Southern States and other persons who may be deemed to be participants in the solicitation of shareholders of FB Financial and Southern States in connection with the Merger and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the Merger, which will be filed with the SEC. Information about the directors and executive officers of FB Financial and their ownership of FB Financial common stock may also be found in the preliminary proxy statement for FB Financial’s 2025 annual meeting of shareholders (available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1649749/000164974925000066/fbk-20250328.htm), filed with the SEC by FB Financial on March 28, 2025, and other documents subsequently filed by FB Financial with the SEC. To the extent holdings of FB Financial common stock by the directors and executive officers of FB Financial have changed from the amounts of FB Financial common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of Southern States and their ownership of Southern States common stock may be found in the definitive proxy statement for Southern States’ 2024 annual meeting of shareholders (available at https://www.sec.gov/Archives/edgar/data/1689731/000162828024012666/a2024proxy-def14a.htm), filed with the SEC by Southern States on March 22, 2024, and other documents subsequently filed by Southern States with the SEC. To the extent holdings of Southern States common stock by the directors and executive officers of Southern States have changed from the amounts of Southern States common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described above.

3 Forward-Looking Statements This communication contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Any statements about FB Financial, Southern States or the combined company's plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are generally identified as those that include words or phrases such as "believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the Merger, including future financial and operating results, references to the pro forma combined company, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are not historical facts, and are based upon current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond FB Financial’s or Southern States’ control. In addition to factors previously disclosed in FB Financial’s and Southern States’ reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the risk that the cost savings and any revenue synergies from the proposed Merger is less than or different from expectations, (2) disruption from the proposed Merger with customer, supplier, or employee relationships, (3) the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, (4) the failure to obtain necessary regulatory approvals for the Merger, (5) the failure to obtain the approval of FB Financial and Southern States’ shareholders in connection with the Merger, (6) the possibility that the costs, fees, expenses, and charges related to the Merger may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (7) the failure of the conditions to the Merger to be satisfied, (8) the risks related to the integration of the combined businesses, including the risk that the integration will be materially delayed or will be more costly or difficult than expected, (9) the diversion of management time on merger-related issues, (10) the ability of FB Financial to effectively manage the larger and more complex operations of the combined company following the Merger, (11) the risks associated with FB Financial’s pursuit of future acquisitions, (12) the risk of expansion into new geographic or product markets, (13) reputational risk and the reaction of the parties’ customers to the Merger, (14) FB Financial’s ability to successfully execute its various business strategies, including its ability to execute on potential acquisition opportunities, (15) the risk of potential litigation or regulatory action related to the Merger, and (16) general competitive, economic, political, and market conditions. These factors are not necessarily all of the factors that could cause FB Financial’s, Southern States’ or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. FB Financial and Southern States urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by FB Financial and / or Southern States. As a result of these and other matters, including changes in facts, assumptions not being realized or other factors, the actual results relating to the subject matter of any forward-looking statement may differ materially from the anticipated results expressed or implied in that forward-looking statement. Any forward-looking statement made in this communication or made by FB Financial or Southern States in any report, filing, document or information incorporated by reference in this communication, speaks only as of the date on which it is made. FB Financial and Southern States undertake no obligation to update any such forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. FB Financial and Southern States believe that these assumptions or bases have been chosen in good faith and that they are reasonable. However, FB Financial and Southern States caution you that assumptions as to future occurrences or results almost always vary from actual future occurrences or results, and the differences between assumptions and actual occurrences and results can be material. Therefore, FB Financial and Southern States caution you not to place undue reliance on the forward-looking statements contained in this communication or incorporated by reference herein. If FB Financial or Southern States update one or more forward-looking statements, no inference should be drawn that FB Financial or Southern States will make additional updates with respect to those or other forward-looking statements. Further information regarding FB Financial, Southern States and factors which could affect the forward-looking statements contained herein can be found in FB Financial's Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001649749/000164974925000035/fbk-20241231.htm) and its other filings with the SEC, and in Southern States' Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001689731/000162828025012878/ssbk-20241231.htm) and its other filings with the SEC.

4 Transaction Rationale Strategically Compelling ▪ Furthers FB Financial’s expansion strategy in Alabama and Georgia ▪ Creates one of the highest performing banking franchises in the Southeast’s best markets ▪ Combines two well-operated banks with strong cultural and business model alignment Financially Attractive ▪ Compelling earnings accretion – low double digit accretion with fully realized cost savings ▪ Top quartile profitability amongst peers ▪ Manageable tangible book value dilution, earned back in under two years ▪ Strong pro forma capital ratios with loan concentrations well below industry guidelines Positioned for Future Success ▪ Southern States’ conservative underwriting and strong historical asset quality mitigate risk ▪ Thorough due diligence process ▪ Powerful combination for shareholders, employees, customers, and communities Source: S&P Global Market Intelligence Financial data as of 12/31/24; Deposit market share data as of 6/30/24

5 The Combined Company $16.0B Assets $13.6B Deposits $2.6B Market Cap 7 Major MSAs Served 2 Top 5 Rank In 70% of Combined Counties of Operations 100% Presence in Largest GA / AL / TN MSAs Source: S&P Global Market Intelligence; FactSet Financial data as of 12/31/24; Demographic data as of 6/30/24; Market data as of 3/28/25 1 Profitability metrics shown with cost savings fully phased-in for illustrative purposes 2 Major MSA defined as MSAs with 2024 population greater than 500,000; Pro forma company’s major MSAs include Atlanta, Nashville, Birmingham, Memphis, Knoxville, Chattanooga and Huntsville ~1.4% ’26 ROAA ~14.5% ’26 ROATCE ~50% ’26 Eff. Ratio Pro Forma Highlights Pro Forma Footprint Scale Profitability 1 Markets SSBK (15) FBK (77) SSBK LPO (2) Kentucky Georgia Alabama Tennessee Atlanta Savannah Birmingham Huntsville Knoxville Chattanooga Nashville Memphis Mobile Louisville Lexington 16 20 65 18 64 69 Auburn Columbus Bowling Green Florence Montgomery Tuscaloosa 40 Raleigh Asheville North Carolina

FB Financial Corporation

Southern States Franchise Overview

SOUTHERN STATES BANCSHARES, INC.

Franchise Highlights

- Headquartered in Anniston, AL with 15 branches in AL and GA
- Strong balance sheet growth with a 25% 10-year asset CAGR driven by organic growth and four bank acquisitions
- Presence in high growth markets characterized by +3% projected population growth and +8% projected household income growth
- 4th largest bank headquartered in Alabama

Branch Map


$1.3 Billion Deposits in AL
Florence
Huntsville
Birmingham
Atlanta
Auburn
Columbus
Montgomery
Alabama
Mobile
65
20
16
Savannah
Georgia
SSBK (15)
SSBK LPO (2)
$1.2 Billion Deposits in GA

Deposits by MSA

	MSA	Branches	Deposits ($ Millions)	% of Franchise	Rank	Market Share
1	Atlanta, GA	4	$822	33.1%	23	0.4%
2	Anniston, AL	1	588	23.6	1	23.6
3	Auburn, AL	2	342	13.7	4	8.3
4	Columbus, GA-AL	2	330	13.3	4	3.6
5	Huntsville, AL	1	68	2.8	22	0.6
6	Cedartown, GA	1	64	2.6	4	13.7
7	Talladega, AL	1	62	2.5	5	5.3
8	Birmingham, AL	1	54	2.2	37	0.1

Q4 '24 Key Financials

Corporate Overview	
Ticker	SSBK
Headquarters	Anniston, AL
Branches	15
CEO, President & Director	Mark A. Chambers
CFO & Senior EVP	Lynn J. Joyce

Summary Balance Sheet	
Total Assets ($ Billions)	$2.8
Total Loans ($ Billions)	2.2
Total Deposits ($ Billions)	2.4
Loans / Deposits	92 %

Profitability	
Core Return on Average Assets [1]	1.45 %
Core Return on Average Tangible Common Equity [1]	17.7
Net Interest Margin - FTE [1]	3.67
Efficiency Ratio	46.7

Capital and Asset Quality	
Tangible Common Equity / Tangible Assets [1]	8.5 %
CET1 Ratio	9.8
Total Capital Ratio	14.7
NPAs / Assets	0.23
Reserves / Loans	1.27

Source: S&P Global Market Intelligence; Company documents
Financial data as of or for the three months ended 12/31/24; Deposit data as of 6/30/24
[1] Non-GAAP figure

6

FB Financial Corporation

Southern States Market Dynamics

SOUTHERN STATES BANCSHARES, INC.

Market Highlights

Atlanta, GA

- 8th largest Metro Area in the U.S.
- Ranked 10th largest economy in the country
- Ranked 13th Best Places for Business and Careers by Forbes
- 17 Fortune 500 companies headquartered in Atlanta

Birmingham, AL

- Largest market in Alabama, supported by strong steel, biotechnology, and banking industries
- Ranked 2nd best U.S. city for job seekers by MoneyGeek
- University of Alabama Birmingham serves as an international leader in medicine and dentistry

Huntsville, AL

- Voted best place to live in the country by U.S. News
- Highest concentration of engineers in the U.S.
- Ranked #1 best city for STEM workers by Livability
- Home of the Redstone Arsenal which includes the U.S. Space and Rocket Center, NASA's Marshall Space Flight Center, and the U.S. Army Aviation and Missile Command

Auburn / Opelika, AL

- Auburn University contributes $5.6 billion annually and 27,000 jobs to the Alabama economy
- Named top-five growth city in America by U-Haul
- High-tech manufacturing and industrial hub for companies like Kia Motors, Hanwha Cimarron, and Niagara Bottling

Columbus, GA

- Fort Benning Military Base
  - U.S. Army Infantry and Armor Training Post
  - Columbus Chamber of Commerce estimates annual economic impact of $4.8 billion
- Major companies headquartered include Aflac and Total Systems Services, Inc.
- Contains seven colleges and universities, with 83,000 students pursuing degrees in higher education

Market Demographics

'30 Projected Median HHI ($ Thousands)



$70.5
$79.8
$94.7
$94.7
$78.6
$85.7
Auburn - Opelika MSA
Birmingham MSA
Huntsville MSA
Atlanta MSA
Southeast Average
National Average

'25 – '30 Projected Population Growth (%)



6.0%
1.9%
9.3%
4.4%
4.2%
2.4%
Auburn - Opelika MSA
Birmingham MSA
Huntsville MSA
Atlanta MSA
Southeast Average
National Average

Major Employers

The Home Depot · Alabama Power · UPS · WestRock · KIA · Hyundai · Delta · Altec · Coca-Cola · UAB The University of Alabama at Birmingham · Chick-fil-A · Norfolk Southern · Aflac · Encompass Health

Source: S&P Global Market Intelligence; Public documents
Market demographic data as of 6/30/24

7

8 MSA Branches Deposits ($ Millions) % of Franchise Rank Market Share 1 Nashville, TN 23 $4,346 33.6% 6 4.8% 2 Chattanooga, TN-GA 7 971 7.5 5 6.4 3 Atlanta, GA 4 822 6.4 23 0.4 4 Knoxville, TN 5 777 6.0 9 3.1 5 Anniston, AL 1 588 4.5 1 23.6 6 Jackson, TN 6 540 4.2 3 12.6 7 Birmingham, AL 4 384 3.0 19 0.8 8 Auburn, AL 2 342 2.6 4 8.0 9 Columbus, GA-AL 2 330 2.6 4 3.6 10 Dalton, GA 2 278 2.2 5 8.4 Top 10 Markets 56 9,377 72.6% -- -- All Markets 101 12,925 100.0% -- -- Builds Density and Scale in Key Markets Source: S&P Global Market Intelligence Financial data as of 12/31/24; Deposit market share data as of 6/30/24 Note: Population data as of 2025 per S&P Global Market Intelligence, who sources from Claritas estimates based on U.S. Census data Top 10 Markets by Pro Forma Deposits Presence Enhancement in Georgia and Alabama Markets Atlanta, GA MSA Population: 6.4 Million Birmingham, AL MSA Population: 1.2 Million Columbus, GA MSA Population: 323 Thousand Huntsville, AL MSA Population: 546 Thousand Auburn, AL MSA Population: 206 Thousand

9 Transaction Overview Transaction Structure ▪ Southern States to merge with and into FB Financial at closing ▪ 100% stock consideration ▪ 0.800 shares of FB Financial common stock to be exchanged for each share of Southern States common stock ▪ Pro forma ownership of ~85% FB Financial and ~15% Southern States Transaction Value and Metrics ▪ $37.64 per Southern States share 1 ▪ $380.7 million in aggregate transaction value 2 ▪ Price / TBVPS: 157% ▪ Pay-to-Trade Ratio: 94% ▪ Price / 2026E Consensus EPS: 9.0x ▪ Price / 2026E Consensus EPS + Cost Saves: 7.1x Board Representation and Management ▪ One individual, mutually agreed upon by FB Financial and Southern States, expected to be added to the current FB Financial Board of Directors ▪ Mark A. Chambers and Lynn J. Joyce will have meaningful roles in the combined company ▪ No material overlap providing continuity of roles for key employees and producers Approvals and Timing ▪ Anticipated closing in late third quarter or early fourth quarter of 2025 ▪ Customary regulatory and FB Financial and Southern States shareholder approvals required Source: FactSet 1 Based on FB Financial’s closing stock price of $47.05 as of March 28, 2025 2 Based on 9,997,242 shares of Southern States common stock outstanding, inclusive of 75,062 unvested restricted shares, as of March 24, 2025 and 255,059 options to purchase Southern States common stock outstanding as of March 24, 2025 with a weighted-average strike price of $20.49 which are cashed out

10 Key Assumptions Earnings Projections ▪ Net income based on consensus estimates for 2025 and 2026, for both FB Financial and Southern States Cost Savings and Other Earnings Adjustments ▪ Cost savings of 25% of Southern States’ estimated annual noninterest expense ─ Phased in 25% in 2025, 75% in 2026, and 100% thereafter ▪ ~$1 million in annual pre-tax reduction to Southern States’ noninterest income related to Durbin Amendment Loan Credit Mark and CECL Impact ▪ Gross loan credit mark of $35.8 million or 1.53% of gross loans ─ $17.9 million (50%) attributable to purchase credit deteriorated (PCD) loans ─ $17.9 million (50%) attributable to non-PCD loans accreted straight line over four years ▪ Day two CECL reserve of $17.9 million non-PCD credit mark established Other Purchase Accounting Adjustments ▪ Loan portfolio rate-related write-down of $35.2 million accreted straight line over four years ▪ AOCI of $7.9 million accreted straight line over five years ▪ HTM securities portfolio write-down of $3.6 million accreted straight line over five years ▪ Subordinated debt write-down of $9.8 million amortized straight line over seven years ▪ Time deposit portfolio write-down of $0.3 million amortized straight line over one year ▪ Reversal of Southern States’ loan discount at close of $3.2 million amortized sum of years digits over three years ▪ Core deposit intangible of 1.95% of Southern States’ non-time deposits amortized sum of years digits over ten years Transaction Expenses ▪ Pre-tax transaction expenses of ~$38 million Note: FactSet consensus estimates as of 3/28/25 Financial data as of the three months ended 12/31/24

FB Financial Corporation

Pro Forma Financial Impact

Key Transaction Impacts

Financial Impact

~12%	<(4%)	<2 Years
'26 EPS Accretion [1]	TBV Dilution	TBV Earnback

Pro Forma Profitability [1]

~1.4%	~14.5%	~50%
'26 ROAA	'26 ROATCE	'26 Efficiency Ratio

Pro Forma Capital at Close

~9.9%	~10.5%	~12.1%
TCE / TA	Leverage Ratio	CET1 Ratio
~14.8%	~65%	~239%
Total Capital Ratio	C&D Concentration Ratio	CRE Concentration Ratio

Note: FactSet consensus estimates as of 3/28/25

[1] Accretion and profitability metrics shown with cost savings fully phased-in for illustrative purposes

11

12 Pro Forma Performance vs. Peers 2026E ROAA (%) 2026E ROATCE (%) 2026E Efficiency Ratio (%) Source: FactSet; Consensus estimates as of 3/28/25 Peers include Southeast major exchange-traded banks with total assets between $10 billion and $30 billion; Excludes merger targets Peer median excludes FB Financial, Southern States, and the pro forma company Pro forma profitability metrics shown with cost savings fully phased-in for illustrative purposes 0.86% 0.97% 1.05% 1.07% 1.12% 1.16% 1.23% 1.23% 1.27% 1.27% 1.28% 1.28% 1.36% 1.41% 1.44% 1.69% 1.87% Peer Median FBK SSBK Pro Forma 10.3% 11.6% 11.9% 12.0% 12.2% 13.0% 13.1% 13.6% 13.6% 13.9% 14.3% 14.4% 14.5% 15.1% 15.9% 17.3% 19.1% FBK Peer Median SSBK Pro Forma 64% 63% 62% 59% 57% 57% 55% 55% 55% 55% 53% 52% 50% 48% 46% 44% 32% Peer Median FBK Pro Forma SSBK

13 Comprehensive Due Diligence Diligence Focus Areas Diligence Summary ▪ Thorough diligence conducted over several weeks by 20+ experienced FB Financial team members with acquisition and integration experience ▪ Virtual and in-person diligence meetings conducted between both companies across the diligence focus areas ▪ 500+ files uploaded to virtual data room and reviewed by FB Financial’s diligence team ▪ Comprehensive credit review conducted by management and third party advisor ꟷ Detailed review of loan portfolio, credit philosophy, and underwriting practices ꟷ 60%+ of total outstanding loan portfolio reviewed ꟷ 85%+ of outstanding classified loans reviewed Finance and Accounting ✓ Commercial Banking ✓ Consumer Banking ✓ Credit and Loan Review ✓ Treasury Management Asset Quality ✓ ✓ Taxes and Accounting ✓ Audit and Compliance ✓ Legal and Risk ✓ Human Resources ✓ Systems and Technology ✓ Operations and Facilities ✓

14 Transaction Summary + Strong combined balance sheet, positioned for growth Strong cultural and business model alignment Significant expansion into key Alabama and Georgia markets Experienced management teams Compelling pro forma financial impact and profitability

15 Appendix

16 Demand Deposits 20% NOW Accounts 22% Money Market & Savings 40% Retail Time Deposits 14% Jumbo Time Deposits 4% Demand Deposits 24% NOW Accounts 4% Money Market & Savings 45% Retail Time Deposits 21% Jumbo Time Deposits 6% Demand Deposits 19% NOW Accounts 26% Money Market & Savings 39% Retail Time Deposits 12% Jumbo Time Deposits 4% Pro Forma Loan and Deposit Portfolio Overview Source: S&P Global Market Intelligence Data as of or for the three months ended 12/31/24; SSBK loan and composition data per call report; Yield and cost data per most recent earnings releases Note: Jumbo time deposits defined as time deposits greater than $250,000 1 Excludes purchase accounting adjustments FBK SSBK Pro Forma 1 Cost of Total Deposits: 2.70% Cost of Total Deposits: 2.96% C&D 11% 1-4 Family 18% Multifamily 7% Owner- Occupied CRE 13% Non Owner- Occupied CRE 22% C&I 17% Consumer & Other 11% C&D 10% 1-4 Family 7% Multifamily 5% Owner- Occupied CRE 31% Non Owner- Occupied CRE 31% C&I 14% Consumer & Other <1% C&D 11% 1-4 Family 16% Multifamily 6% Owner- Occupied CRE 16% Non Owner- Occupied CRE 24% C&I 17% Consumer & Other 10% Yield on Total Loans: 6.51% Yield on Total Loans: 7.03% Lo an s D ep o si ts

17 Alabama 51% Georgia 49% Tennessee 86% Georgia 6% Alabama 5% Kentucky 3% Pro Forma Deposits by State Source: S&P Global Market Intelligence Dollars in billions FDIC summary deposit data as of 6/30/24 FBK SSBK Pro Forma Deposit Composition Amount % of Total Tennessee $9.0 86.1 % Georgia 0.6 6.2 Alabama 0.5 5.0 Kentucky 0.3 2.7 Total Deposits $10.4 100.0 % Deposit Composition Amount % of Total Tennessee $9.0 69.6 % Georgia 1.9 14.4 Alabama 1.8 13.9 Kentucky 0.3 2.1 Total Deposits $12.9 100.0 % Deposit Composition Amount % of Total Alabama $1.3 51.1 % Georgia 1.2 48.9 Total Deposits $2.5 100.0 % Tennessee 70% Georgia 14% Alabama 14% Kentucky 2%

18 Pro Forma Earnings Accretion Reconciliation 2026E EPS Accretion 1, 2 1 Includes opportunity cost of cash, reduction to noninterest income related to Durbin Amendment, reversal of Southern States’ existing loan rate mark, and elimination of Southern States’ amortization expense 2 Accretion shown with cost savings fully phased-in for illustrative purposes Dollars in millions, excluding per share data 2026E FB Financial Earnings (Mean Consensus Estimates GAAP) $190 Southern States Earnings (Mean Consensus Estimates GAAP) 42 Combined Earnings $233 Cost Savings $11 Accretion of Interest Rate Marks 8 Accretion of Non-PCD Credit Mark 4 Core Deposit Amortization (5) Other Adjustments 1 (2) Pro Forma Earnings $249 Standalone Avg. Diluted Shares Outstanding (Mill ions) 47 Standalone EPS $4.06 Pro Forma Avg. Diluted Shares Outstanding (Mill ions) 55 Pro Forma EPS $4.53 EPS Accretion ($) $0.47 EPS Accretion (%) 12%

19 Tangible Book Value Dilution Reconciliation Tangible Book Value Dilution Detail Calculation of Intangibles Created $ Millions Aggregate Transaction Value $381 Southern States Tangible Common Equity at Close (9/30/25) 266 (Less) Transaction Cost Attributable to Southern States 15 Adjusted Southern States Tangible Common Equity $251 Net Credit Mark (6) Rate Marks (26) Core Deposit Intangible 34 Net Adjustments $2 Deferred Tax Liability Created 1 Goodwill Created $126 Millions $ Millions of Shares $ Per Share FB Financial Tangible Book Value at Close (9/30/25) $1,422 47 $30.46 Equity Consideration to Southern States 376 8 Core Deposit Intangibles (34) Goodwill Created (126) Transaction Cost Attributable to FB Financial (15) Establishment of Day Two Non-PCD Reserve (14) Pro Forma Tangible Book Value $1,608 55 $29.43 FB Financial Tangible Book Value Per Share Dilution ($) ($1.04) FB Financial Tangible Book Value Per Share Dilution (%) (3.4%) TBVPS Earnback (Years) <2

20